UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2021

OCCIDENTAL PETROLEUM CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Occidental Petroleum Corporation (the “Company”) held its 2021 Annual Meeting of Shareholders on May 7, 2021 (the “2021 Annual Meeting”). The following actions were taken at the 2021 Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for or against, and abstentions and broker non-votes, as applicable, for each matter are set forth below.

1.	The eleven nominees proposed by the Board of Directors were elected by the Company’s shareholders by the following votes:

Nominee	For	% For	Against	Abstain	Broker Non- Votes
Stephen I. Chazen	507,148,729	80.62%	121,899,566	1,741,037	122,127,222
Andrew Gould	614,343,815	97.55%	15,415,007	1,030,510	122,127,222
Carlos M. Gutierrez	527,566,962	83.87%	101,468,806	1,753,564	122,127,222
Vicki Hollub	606,637,291	96.30%	23,279,669	872,372	122,127,222
Gary Hu	620,165,898	98.51%	9,404,212	1,219,222	122,127,222
William R. Klesse	613,139,346	97.36%	16,601,495	1,048,491	122,127,222
Andrew N. Langham	553,396,444	87.88%	76,289,987	1,102,901	122,127,222
Jack B. Moore	610,933,514	97.00%	18,864,214	991,604	122,127,222
Margarita Paláu-Hernández	614,384,911	97.55%	15,399,043	1,005,378	122,127,222
Avedick B. Poladian	537,369,033	85.35%	92,228,297	1,192,002	122,127,222
Robert M. Shearer	615,792,389	97.78%	13,966,727	1,030,216	122,127,222

2.	The advisory vote to approve named executive officer compensation was approved by the Company’s shareholders by the following vote:

For	% For	Against	Abstain	Broker Non-Votes
608,946,286	96.54%	20,031,620	1,811,426	122,127,222

3.	The ratification of the selection of KPMG as the Company’s independent auditor for the year ending December 31, 2021 was approved by the Company’s shareholders by the following vote:

For	% For	Against	Abstain
743,869,956	98.80%	6,721,316	2,325,282

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
Nicole E. Clark
Date: May 10, 2021		Vice President, Deputy General Counsel and Corporate Secretary